UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2019

LILIS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1800 Bering Drive, Suite #510
Houston, TX 77057
(Address of principal executive office, including zip code)
(817) 585-9001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

å	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
å	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
å	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
å	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LLEX	NYSE American

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2019, Lilis Energy, Inc. (the “Company”) issued a press release announcing its operational and financial results for the first quarter ended March 31, 2019, and providing second quarter guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

On May 9, 2019, the Company also provided information in a presentation on its website, www.lilisenergy.com, regarding its financial and operational results for the first quarter ended March 31, 2019. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

As described in Item 2.02, on May 9, 2019, the Company issued a press release announcing its operational and financial results for the first quarter ended March 31, 2019, and providing second quarter guidance. A conference call has been scheduled for Friday, May 10, 2019, at 11:00 AM Eastern Time, to review the Company’s financial results and provide an update on corporate developments. The information for accessing the conference call is included in the press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

On May 9, 2019, the Company also provided information in a presentation on its website, www.lilisenergy.com, regarding its financial and operational results for the first quarter ended March 31, 2019. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

The information furnished under Item 2.02 and Item 7.01, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated May 9, 2019.
99.2	Earnings Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2019	LILIS ENERGY, INC.

	By:	/s/ Joseph C. Daches
Joseph C. Daches
President, Chief Financial Officer and Treasurer

4838-4306-2421.1